UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
 ____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

April 22, 2010
Date of Report (Date of earliest event reported)
___________________________________________________________

ACURA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)
___________________________________________________________

State of New York	1-10113	11-0853640
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

616 N. North Court, Suite 120
 Palatine, Illinois 60067
(Address of principal executive offices) (Zip Code)

(847) 705-7709
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01	Other Events

On April 22, 2010 we issued a press release relating to a vote taken by the Anesthetic and Life Support Drugs and Drug Safety and Risk Management Advisory Committees to the Food and Drug Administration at their joint meeting held April 22, 2010, relating to the New Drug Application for Acurox® (oxycodone HCl and niacin) Tablets.  A copy of our press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits

Exhibit Number                                                    Description

99.1	Press Release dated April 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:  /s/ Peter Clemens
Peter A. Clemens
Senior Vice President & Chief Financial Officer

Date:           April 22, 2010

EXHIBIT INDEX

Exhibit Number                                                    Description

99.1	Press Release dated April 22, 2010